UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2012

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 5.07             Submission of Matters to a Vote of Security Holders

On May 1, 2012, ACNB Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 5,945,809 shares of the Company’s common stock were entitled to vote as of March 9, 2012, the record date for the Annual Meeting. There were 4,493,356 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on nine (9) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Fix the Number of Directors

The shareholders voted to fix the number of the Company’s Directors at fourteen (14). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,385,021	77,437	14,656	16,242

Proposal No. 2 — To Fix the Number of Class 1 Directors

The shareholders voted to fix the number of Class 1 Directors at six (6). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,392,158	73,964	10,992	16,242

Proposal No. 3 — To Fix the Number of Class 2 Directors

The shareholders voted to fix the number of Class 2 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,339,494	70,930	66,690	16,242

Proposal No. 4 — To Fix the Number of Class 3 Directors

The shareholders voted to fix the number of Class 3 Directors at four (4). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,381,193	81,424	14,497	16,242

Proposal No. 5 — To Elect Class 1 Director

The shareholders voted to elect one (1) Class 1 Director to serve for a term of one (1) year and until her successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Jennifer L. Weaver	2,997,153	57,145	1,439,058

Proposal No. 6 — To Elect Class 2 Directors

The shareholders voted to elect four (4) Class 2 Directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Donna M. Newell	2,981,215	73,083	1,439,058

David L. Sites	2,869,589	184,709	1,439,058

Alan J. Stock	2,956,204	98,094	1,439,058

Harry L. Wheeler	2,961,313	92,985	1,439,058

Proposal No. 7 — To Elect Class 3 Director

The shareholders voted to elect one (1) Class 3 Director to serve for a term of two (2) years and until his successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Scott L. Kelley	2,973,115	81,183	1,439,058

Proposal No. 8 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation of the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

2,753,899	198,839	101,560	1,439,058

Proposal No. 9 — To Ratify the Selection of the Independent Auditors for the Fiscal Year Ending December 31, 2012

The shareholders voted to ratify the selection of ParenteBeard LLC as ACNB Corporation’s independent auditors for the fiscal year ending December 31, 2012. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

4,450,573	21,521	21,262	-0-

ITEM 7.01             Regulation FD Disclosure

On May 1, 2012, Thomas A. Ritter, President & Chief Executive Officer of the Registrant, as well as other members of management, gave a presentation at the 2012 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 3, 2012	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.
99.2	Press Release dated May 3, 2012.